UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)   July 17, 2007

Cano Petroleum, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-32496	77-0635673
(Commission File Number)	(IRS Employer Identification No.)

801 Cherry Street, Suite 3200
Fort Worth, Texas	76102
(Address of Principal Executive Offices)	(Zip Code)

(817) 698-0900

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

Attached hereto as Exhibit 99.1 is a press release (the “Press Release”) issued by Cano Petroleum, Inc. (“Cano”) on July 17, 2007 announcing its production results for the fourth quarter ended June 30, 2007. The Press Release is incorporated by reference into this Item 2.02, and the foregoing description of the Press Release is qualified in its entirety by reference to this exhibit.

Pursuant to General Instruction B.2 of Form 8-K, the information in this Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, and is not incorporated by reference into any filing of Cano, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 7.01.	Regulation FD Disclosure.

Attached hereto as Exhibit 99.1 is the Press Release issued by Cano on July 17, 2007 regarding capital budget expenditures and an operations update.

On July 18, 2007, Cano expects to make a presentation concerning its business at the A.G. Edwards Conference in New York. The materials to be utilized during the presentation are attached hereto as Exhibit 99.2 to this report.

Pursuant to General Instruction B.2 of Form 8-K, the information in this Form 8-K, including Exhibits 99.1 and 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, and are not incorporated by reference into any filing of Cano, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Pursuant to General Instruction B.2 of Form 8-K, the following exhibits are furnished with this Form 8-K.

	99.1	Press Release, dated July 17, 2007.
	99.2	Presentation Materials.

* * * * *

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CANO PETROLEUM, INC.

Date: July 17, 2007

	By:	/s/ Morris B. Smith
Morris B. Smith
Senior Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated July 17, 2007

99.2	Presentation Materials